SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

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BioLargo, Inc.

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Nature’s Best Solution

BioLargo, Inc.

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON September 6, 2007

To Our Stockholders:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of BioLargo, Inc., a Delaware corporation (the “Company”), which will be held at the Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, at 10:00 a.m. local time on September 6, 2007, for the purposes of considering and voting upon the following matters:

1.	A proposal to elect five directors to our Board of Directors (the “Board”);

2.	A proposal to adopt the BioLargo, Inc. 2007 Equity Incentive Plan; and

3.	A proposal to ratify the appointment of Jeffrey S. Gilbert as our independent auditor for the fiscal year ending December 31, 2007.

These matters are described more fully in the proxy statement accompanying this notice.

Our stockholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

The Board has fixed the close of business on August 3, 2007, as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of and to vote at the Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

Representation of at least a majority in voting interest of our common stock either in person or by proxy is required to constitute a quorum for purposes of voting on each proposal to be voted on at the Annual Meeting. Accordingly, it is important that your shares be represented at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

Please read the accompanying proxy material carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

Dennis Calvert

President and Chief Executive Officer

August 7, 2007

Irvine, California

To

PROXY STATEMENT

FOR

2007 ANNUAL MEETING OF STOCKHOLDERS

OF

BIOLARGO, INC.

i

PROXY STATEMENT

FOR

2007 ANNUAL MEETING OF STOCKHOLDERS

OF BIOLARGO, INC.

To Be Held on September 6, 2007

This proxy statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 10:00 a.m. local time on September 6, 2007 at the Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). This proxy statement and the proxy card are first being delivered or mailed to stockholders on or about August 14, 2007. Our Annual Report for the year ended December 31, 2006, on Form 10-KSB (the “10-KSB”) is being mailed to stockholders concurrently with this proxy statement. The 10-KSB is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made except to the extent that portions thereof are specifically incorporated by reference herein. See the information under “Annual Report on Form 10-KSB” below which details the portions of the 10-KSB incorporated by reference herein. The Company’s executive offices are located at 2603 Main Street, Suite 1155, Irvine, California 92614 and its telephone number at that location is (949) 235-8062.

Note that all references to shares of common stock in this proxy statement have been adjusted to account for the 1-for-25 reverse stock split of the Company’s stock which was effected on March 15, 2007 by the Board of Directors, following stockholder approval at a special meeting of stockholders on such date.

VOTING RIGHTS AND SOLICITATION

The close of business on August 3, 2007 was the record date (the “Record Date”) for stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, we had 39,654.643 shares of common stock, par value $0.00067 per share, and no shares of preferred stock, par value $0.00067 per share, issued and outstanding. All of the shares of our common stock outstanding on the Record Date, and only those shares, are entitled to vote on each of the proposals to be voted upon at the Annual Meeting. Holders of common stock of record entitled to vote at the Annual Meeting will have one vote for each share of common stock so held with regard to each matter to be voted upon.

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

The holders of a majority in voting interest of the common stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. The voting interest of shares of the common stock represented in person or by proxy will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the voting interest present and entitled to vote with respect to any particular matter, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in “street name” indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter and will not be counted as a vote cast on such matter.

In voting with regard to Proposal One (election of directors) stockholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by Proposal One is governed by Delaware law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors.

In voting with regard to Proposal Two (approval of the new stock option plan) and Proposal Three (ratification of appointment of our independent auditor), stockholders may vote in favor of each such proposal or against each such proposal or may abstain from voting. The vote required to approve Proposals Two and Three is governed by Delaware law, and the minimum vote required to approve each such proposal is a majority of the total votes cast on such proposal, provided a quorum is present. As a result, in accordance with Delaware law, abstentions and broker non-votes will not be counted and will have no effect on the outcome of the vote on this proposal.

Shares of our common stock represented by proxies in the accompanying form which are properly executed and returned to us will be voted at the Annual Meeting in accordance with the stockholders’ instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR each proposal. Management does not know of any matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the Notice accompanying this proxy statement. If other matters should properly come before the Annual Meeting, the proxyholders will vote on such matters in accordance with their best judgment.

Any stockholder has the right to revoke his, her or its proxy at any time before it is voted at the Annual Meeting by giving written notice to our Secretary and by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person.

The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, or special letter by our officers and regular employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our common stock, and such persons may be reimbursed for their expenses.

PROPOSAL ONE

ELECTION OF DIRECTORS

Composition of Board of Directors

Our bylaws provide that the Board shall consist of not less than two and not more than seven directors. The Board currently consists of five members. The Board has fixed the size of the Board to be elected at the Annual Meeting at five members. All of our incumbent directors were appointed to the Board at various times since 2002 in accordance with Delaware law because the Company has been unable to hold an annual meeting of stockholders since at least December 2003. The Company did hold a special meeting of stockholders on March 15, 2007, but it was unable to complete all of the information required in connection with the election of directors in connection with that meeting. It is the Board’s intention that, on a going-forward basis, our directors will be elected by our stockholders at each annual meeting of stockholders and will serve until their successors are elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of our current directors, the nominees for directors and our executive officers.

The proxyholders named on the proxy card intend to vote all proxies received by them in the accompanying form FOR the election of the nominees listed below, unless instructions to the contrary are marked on the proxy. These nominees have been selected by the Board. All of the nominees are currently members of the Board. If elected, each nominee will serve until the annual meeting of stockholders to be held in 2008 or until his successor has been duly elected and qualified.

In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them for the nominees listed below, unless instructions are given to the contrary. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

The Board does not currently have a nominating committee primarily because capital constraints, nature of Company’s business as a public shell and size of the current Board make constituting and administering such a committee excessively burdensome. With respect to the nominees considered at Annual Meeting every director of the Company participated in the decisions relating to the nomination of directors.

Nominees for Election as Directors

The following is certain information as of August 3, 2007 regarding the nominees for election as directors:

Name	Position	Age	Director Since
Dennis Calvert	President, Chief Executive Officer, Chief Financial Officer and Chairman	44	June 2002
Joseph Provenzano	Director and Corporate Secretary	38	June 2002
Gary A. Cox(1)(2)	Director	46	May 2003
Dennis E. Marshall(1)(2)	Director	64	April 2006
Kenneth R. Code	Director	60	April 2007

(1)	Member of Audit Committee
(2)	Member of Compensation Committee

Biographical Information Regarding Directors and Nominees

Dennis Calvert is our President, Chief Executive Officer, Chairman of the Board, and Interim Chief Financial Officer. Dennis Calvert was appointed a director in June 2002, and has served as President and Chief Executive Officer since June 2002, Corporate Secretary from September 2002 until March 2003, and Interim Chief Financial Officer since March 2003. Mr. Calvert holds a B.A. in Economics from Wake Forest University, where he was a varsity basketball player on full scholarship. Mr. Calvert also studied at Columbia University and Harding University. He was an honor student in high school with numerous leadership awards. He is also an Eagle Scout. Mr. Calvert has an extensive entrepreneurial background as an operator, investor and consultant. From June 2002 to September 2002 he served as president of Med Wireless, Inc. In 1998 he was a founder, president and board member of Utelecom Communications, Inc. where he led the acquisition of four companies and secured a line of credit for $7.5 million. He remains an owner and board member of that firm. He was an investor and served as a manager of Beep for Free.com, LLC beginning in the year 2000, a consumer products and technology related company. Mr. Calvert resigned as the manager of Beep For Free.com, LLC in June 2002 and the company ceased operations in December 2002. Mr. Calvert was a founder and chairman of ZZYZX Technologies, Inc., a company that designed and produced high tech equipment. ZZYZX was sold in 2001. From 1990 to 1996 Calvert served as head of mergers and acquisitions for Medical Asset Management, Inc., a company that acquired and managed medical-related businesses. During his tenure he participated in more than 50 acquisitions and served in numerous positions with the Company. Prior, he was a founder and officer of a medical recruiting and consulting firm named Merritt Hawkins and Associates from 1987 to 1990. Earlier, he was a top producing sales associate for a leading physician recruitment firm, Jackson and Coker, Inc. and served as a sales associate for Diamond Shamrock Chemicals Company from 1985 to 1986.

Joseph Provenzano has been a director since June 2002 and assumed the role of Corporate Secretary in March 2003. He began his corporate career in April 1988 as a Personnel Manager and Recruiter for First American Travel, a marketing company in Southern California. From June 1991 to September 1995 he worked as a technician within the Commercial and Residential security industry. From September 1995 to September 1996 he was employed by two major Southern California moving and storage companies as head of marketing. From September 1996 to April 2001 he owned a marketing company called Pre-Move Marketing Services (PMSA), offering advertising and direct marketing products for the moving and storage industry. From April 2001 to March 2003 he worked with Camden Holdings, Inc., an investment holding company to manage their mergers and acquisitions department, participating in more than 50 corporate mergers and acquisitions.

Gary A. Cox has been a director since May 2003. Mr. Cox has more than 14 years in the healthcare field as consultant to hospitals and medical groups. Since December 2005, Mr. Cox has been an executive search consultant with Management Recruiters International, an executive search firm specializing in the biotechnology industry. In addition, since 1995, he has also been providing search and consulting services to hospitals and clinics throughout the United States. Previously, Mr. Cox served for more than 10 years with firms in the United Kingdom in various executive recruiting, sales and marketing positions. He holds a technical degree in engineering from Leicester University in England. He was also a competitive athlete and played for a number of professional soccer (football) clubs in England in his early career.

Dennis E. Marshall has been a director of the Company since April 2006. Marshall has over 35 years of experience in real estate, asset management, management level finance, and operations-oriented management. Since 1981, Mr. Marshall has been a real estate investment broker in Orange County, California, representing buyers and sellers in investment acquisitions and dispositions. From March 1977 to January 1981, Mr. Marshall was a real estate syndicator at McCombs Corporation as well as the assistant to the Chairman of the Board. While at McCombs Corporation, Mr. Marshall became the Vice President of Finance, where he financially monitored numerous public real estate syndications. From June 1973 to September 1976, Mr. Marshall served as an equity controller for the Don Koll Company, an investment builder and general contractor firm, at which Mr. Marshall worked closely with institutional equity partners and lenders. Before he began is career in real estate, Mr. Marshall worked at Arthur Young & Co. (now Ernst & Young) from June 1969 to June 1973, where he served as Supervising Senior Auditor and was responsible for numerous independent audits of publicly held corporations. During this period, he obtained Certified Public Accountant certification. Mr. Marshall earned a degree in Accounting from the University of Texas, Austin in 1966 and earned a Master of Science Business Administration from the University of California, Los Angeles in 1969. Mr. Marshall serves as Chairman of the Audit and Compensation Committees.

Kenneth R. Code is the founder of IOWC. Mr. Code has been a director since April 2007 and also serves as our Chief Technology Officer. Mr. Code is the Company’s single largest stockholder. From December 2000 to present, Mr. Code has been the President of IOWC, a company which is engaged in the research and development of advanced disinfection technology, and from which the Company acquired the BioLargo technology in April 2007. From December 2000 through October 2003, Mr. Code also served as a director and Vice Chairman of BioLargo Technologies Inc., where he was engaged in pre-commercial efforts to seat inorganic disinfection technologies into the non-woven air-laid industry. Mr. Code has authored several publications concerning, and has filed several patent applications applying, disinfection technology. Mr. Code graduated from the University of Calgary, Alberta, Canada.

Agreements with Directors

Under the terms of agreements between the Company and Mr. Code, the Board has appointed Mr. Code as the Company’s Chief Technology Officer pursuant to an employment agreement and has appointed Mr. Code to the Board, which appointment was effective April 30, 2007, in connection with the Company’s acquisition of the BioLargo technology.

See the discussion concerning agreements with Mr. Provenzano under the caption "Other Agreements with Directors" set forth below.

CORPORATE GOVERNANCE

Our corporate website, www.biolargo.com, contains the charters for the Company’s Audit and Compensation Committees and certain other corporate governance documents and policies including the Company’s Code of Ethics. Any changes to these documents and any waivers granted with respect to our code of ethics will be posted on our website. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Secretary, BioLargo, Inc., 2603 Main Street, Suite 1155, Irvine, California 92614. The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated by reference into this or any other filing we make with the Securities and Exchange Commission (“SEC”).

Board of Directors

Director Independence

The Board has determined that each of Messrs. Cox and Marshall is independent as defined under NASDAQ Marketplace rules. The Board of the Directors of the Company has determined that none of Messrs. Calvert, Code or Provenzano is independent as defined under NASDAQ Marketplace rules. None of Messrs. Calvert, Code or Provenzano serves on any committees of the Board.

Meetings of the Board

The Board held two meetings and acted by written consent once during 2006. Each of the incumbent directors attended 75% or more of the aggregate number of meetings of the Board and committees on which the director served in 2006. Each of our directors is encouraged to attend the Company’s annual meeting of stockholders and to be available to answer any questions posed by stockholders to such director. Because our Board the Company intends to hold one of its regular meetings in conjunction with our Annual Meeting, unless one or more members of the Board is unable to attend, all of the members of the Board are expected to be present for the Annual Meeting.

Communications with the Board

The following procedures have been established by the Board in order to facilitate communications between our stockholders and the Board:

•

Stockholders may send correspondence, which should indicate that the sender is a stockholder, to the Board or to any individual director, by mail to Corporate Secretary, BioLargo, Inc., 2603 Main Street, Suite 1155, Irvine, California 92614.

•

Our Secretary will be responsible for the first review and logging of this correspondence and will forward the communication to the director or directors to whom it is addressed unless it is a type of correspondence which the Board has identified as correspondence which may be retained in our files and not sent to directors. The Board has authorized the Secretary to retain and not send to directors communications that: (a) are advertising or promotional in nature (offering goods or services), (b) solely relate to complaints by clients with respect to ordinary course of business customer service and satisfaction issues or (c) clearly are unrelated to our business, industry, management or Board or committee matters. These types of communications will be logged and filed but not circulated to directors. Except as set forth in the preceding sentence, the Secretary will not screen communications sent to directors.

•

The log of stockholder correspondence will be available to members of the Board for inspection. At least once each year, the Secretary will provide to the Board a summary of the communications received from stockholders, including the communications not sent to directors in accordance with the procedures set forth above.

Our stockholders may also communicate directly with the non-management directors as a group, by mail addressed to Lead Director, c/o Corporate Secretary, BioLargo, Inc., 2603 Main Street, Suite 1155, Irvine, California 92614.

The Company’s Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding questionable accounting, internal controls, and financial improprieties or auditing matters. Any of the Company’s employees may confidentially communicate concerns about any of these matters by mail addressed to Audit Committee, c/o Corporate Secretary, BioLargo, Inc., 2603 Main Street, Suite 1155, Irvine, California 92614.

All of the reporting mechanisms are also posted on our website. Upon receipt of a complaint or concern, a determination will be made whether it pertains to accounting, internal controls or auditing matters and, if it does, it will be handled in accordance with the procedures established by the Audit Committee.

Committees of the Board of Directors

The Board has established an Audit Committee and a Compensation Committee.

The Audit Committee meets with management and the Company’s independent public accountants to review the adequacy of internal controls and other financial reporting matters. Steven V. Harrison II, who resigned as a director on April 6, 2006, served as Chairman of the Audit Committee during 2005 and through the date of his resignation. On April 28, 2006, Mr. Marshall was appointed as Chairman of the Audit Committee. Mr. Cox also serves on the Audit Committee. The Board has determined that Mr. Marshall qualifies as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Audit Committee met five times during 2006.

The Compensation Committee (the “Compensation Committee”) reviews the compensation for all officers and directors and affiliates of the Company. The Committee also administers the Company’s equity incentive option plan. Mr. Harrison was Chairman of the Compensation Committee during 2005 and through April 6, 2006. On April 28, 2006, Mr. Marshall was appointed as Chairman of the Compensation Committee. Mr. Cox also serves on the Compensation Committee. The Compensation Committee did not meet during 2006, because of the Company’s limited functions and operations during 2006 and the additional fact that employment agreements were in place for the Company’s few officers.

Because the Compensation Committee did not meet during 2006, the Board did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 2006 fiscal year. It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company’s performance and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long term.

The Company does not have a Nominating/Corporate Governance Committee primarily because capital constraints, the Company’s early operational state and the size of the current Board make constituting and administering such a committee excessively burdensome and costly. The traditional responsibilities of such a committee are handled by the Board as a whole. With respect to the nominees considered at the Annual Meeting, every incumbent director of the Company participated in the decisions relating to the nomination of directors.

In October 2004, the Board adopted a written code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, certain officers and persons holding 10% or more of the Company’s common stock to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company’s common stock with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of Forms 3, 4, and 5 (and amendments thereto) and written representations provided to the Company by executive officers, directors and stockholders beneficially owning 10% or greater of the outstanding shares, the Company believes that such persons filed pursuant to the requirements of the Securities and Exchange Commission on a timely basis.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR election of each of the nominees identified above.

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary	Stock or Option Awards	Non-Equity Plan Based Incentive Compensation	All Other Compensation	Total
Dennis Calvert(1) President and Chief Executive Officer	2006	$184,800	$—	$—	$—	$184,800
Joe Provenzano(2) Secretary	2006	$61,200	$—	$—	$40,000	$101,200

(1)	The employment agreement for Dennis Calvert provides for a base salary of $184,800 and in 2006 the Company made payments totaling $179,400 and the remaining balance of $5,400 was accrued and unpaid as of December 31, 2006. The balance of $5,400 was converted into shares of the Company’s common stock. See Employment Agreements—Dennis Calvert” below for more details.
(2)	The employment agreement for Joseph Provenzano provides for a base salary of $130,800. However, in 2005, the Company and Mr. Provenzano agreed that he would work for the Company on an as needed basis. In 2006, the Company accrued salary for Mr. Provenzano in the amount of $101,200. Of this amount, $61,200 related to services performed in 2006 and $40,000 related to services performed in 2005 but which was not accrued in 2005. Of the total $101,200, $2,100 was paid in cash. Subsequent to December 31, 2006, the $99,000 balance was converted into 264,001 shares of the Company’s common stock. See “Employment Agreements – Joseph Provenzano” below for more details of this transaction.

Options Granted During Fiscal Year 2006

No options were granted to Messrs. Calvert or Provenzano, our Named Executive Officers, during 2006.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards to our Named Executive Officers as of December 31, 2006.

Employment Agreements

Dennis Calvert

The Company entered into an employment agreement with Dennis Calvert, the Company’s President and Chief Executive Officer, in December 2002 (the “2002 Calvert Employment Agreement”). The 2002 Calvert Employment Agreement provides for Mr. Calvert to be employed for five years at an annual salary of $168,000. The 2002 Calvert Employment Agreement further provides that Mr. Calvert work with the Company on a full time basis, that the office be located in Orange County, California, that he receive annual increases of 10% of his base income, that bonuses will be payable based on the greater of a performance scale established by the Compensation Committee, assigned by the Board, or 3% of the annual increase in market capitalization value. The compensation plan includes benefits of a car allowance, insurance and a standard vacation package. The 2002 Calvert Employment Agreement has certain minimum performance standards and calls for a severance package equal to one year’s base compensation, plus an additional one half year’s compensation for each year of service beginning in 2003. Standard confidentiality, Company ownership rights to property and assets and arbitration clauses are included in the agreement. In contemplation of a proposed amendment to Mr. Calvert’s employment agreement, the Board of Directors approved an increase in Mr. Calvert’s cash compensation, effective January 1, 2006, to $184,800 per year.

On March 15, 2007, the Company converted an aggregate of $337,796 of accrued and unpaid obligations to Mr. Calvert into 900,790 shares of the Company’s common stock at $0.375 per share, the closing price of our common stock on such date. Of this amount, $334,683 related to accrued and unpaid compensation through December 31, 2006 pursuant to the 2002 Calvert Employment Agreement and $3,113 related to accrued and unreimbursed expenses as of December 31, 2006.

The Company entered into a new employment agreement dated as of April 30, 2007 with Mr. Calvert (the “2007 Calvert Employment Agreement”). The previous employment agreement with Mr. Calvert, dated December 11, 2002, was terminated.

The 2007 Calvert Employment Agreement provides that Mr. Calvert will serve as the President and Chief Executive Officer of the Company, and receive (i) base compensation of $184,000 annually (with an automatic 10% annual increase); and (ii) a bonus in such amount as the Compensation Committee may determine from time to time. In addition, Mr. Calvert will be eligible to participate in incentive plans, stock option plans, and similar arrangements as determined by the Company’s Board of Directors. When such benefits are made available to the senior employees of the Company, Mr. Calvert is also eligible to receive heath insurance premium payments for himself and his immediate family, a car allowance of $800 per month, paid vacation of four weeks per year plus an additional two weeks per year for each full year of service during the term of the agreement up to a maximum of ten weeks per year, life insurance equal to three times his base salary and disability insurance.

The 2007 Calvert Employment Agreement provides that Mr. Calvert will be granted an option (the “Option”) to purchase 7,733,259 shares of the Company’s common stock. The Option shall be a non-qualified stock option, shall be exercisable at $0.18 per share, shall be exercisable for ten years from the date of grant and shall vest over time as follows:

First anniversary of the date of this Agreement	2,577,753
Second anniversary of the date of this Agreement	2,577,753
Third anniversary of the date of this Agreement	2,577,753

Notwithstanding the foregoing, any portion of the Option which has not yet vested shall be immediately vested in the event of, and prior to, a change of control, as defined in the 2007 Calvert Employment Agreement. Consistent with the foregoing, the precise terms and conditions of the agreement evidencing the Option to be entered into between the Company and Mr. Calvert shall be as determined by the Board of Directors and/or the Compensation Committee.

The 2007 Calvert Employment Agreement has a term of five years, unless earlier terminated in accordance with its terms. The 2007 Calvert Employment Agreement provides that Mr. Calvert’s employment may be terminated by the Company due to disability, for cause or without cause. “Disability” as used in the 2007 Calvert Employment Agreement means physical or mental incapacity or illness rendering Mr. Calvert unable to perform his duties on a long-term basis (i) as evidenced by his failure or inability to perform his duties for a total of 120 days in any 360 day period, or (ii) as determined by an independent and licensed physician whom Company selects, or (iii) as determined without recourse by the Company’s disability insurance carrier. If Mr. Calvert’s employment is terminated for cause he will be eligible to receive his accrued base compensation and vacation compensation through the date of termination. If Mr. Calvert’s employment is terminated without cause, then he will be eligible to receive the greater of (i) one year’s compensation plus an additional one half year for each year of service since the effective date of the employment agreement or (ii) one year’s compensation plus an additional one half year for each year remaining in the term of the agreement.

The 2007 Calvert Employment Agreement requires Mr. Calvert to keep certain information confidential, not to solicit customers or employees of the Company or interfere with any business relationship of the Company, and to assign all inventions made or created during the term of the 2007 Calvert Employment Agreement as “work made for hire”.

Kenneth R. Code

As part of the completion of the acquisition of the BioLargo technology, the Company entered into an Employment Agreement dated as of April 30, 2007 with Mr. Code (the “Code Employment Agreement”). The Consulting Agreement with Mr. Code dated June 20, 2006 as amended as of December 20, 2006 and as of March 30, 2007 was terminated when the Company entered into the Employment Agreement with Mr. Code.

The Code Employment Agreement provides that Mr. Code will serve as the Chief Technology Officer of the Company, and receive (i) base compensation of $184,000 annually (with an automatic 10% annual increase); and (ii) a bonus in such amount as the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) may determine from time to time. In addition, Mr. Code will be eligible to participate in incentive plans, stock option plans, and similar arrangements as determined by the Company’s Board of Directors. When such benefits are made available to the senior employees of the Company, Mr. Code is also eligible to receive heath insurance premium payments for himself and his immediate family, a car allowance of $800 per month, paid vacation of four weeks per year plus an additional two weeks per year for each full year of service during the term of the agreement up to a maximum of ten weeks per year, life insurance equal to three times his base salary and disability insurance. The Code Employment Agreement has a term of five years, unless earlier terminated in accordance with its terms.

The Code Employment Agreement also provides that Mr. Code’s employment may be terminated by the Company due to disability, for cause or without cause. “Disability” as used in the Employment Agreement means physical or mental incapacity or illness rendering Mr. Code unable to perform his duties on a long-term basis (i) as evidenced by his failure or inability to perform his duties for a total of 120 days in any 360 day period, or (ii) as determined by an independent and licensed physician whom Company selects, or (iii) as determined without recourse by the Company’s disability insurance carrier. If Mr. Code’s employment is terminated for cause he will be eligible to receive his accrued base compensation and vacation compensation through the date of termination. If Mr. Code’s employment is terminated without cause, then he will be eligible to receive the greater of (i) one year’s compensation plus an additional one half year for each year of service since the effective date of the employment agreement or (ii) one year’s compensation plus an additional one half year for each year remaining in the term of the agreement.

The Code Employment Agreement requires Mr. Code to keep certain information confidential, not to solicit customers or employees of the Company or interfere with any business relationship of the Company, and to assign all inventions made or created during the term of the Code Employment Agreement as “work made for hire”.

In connection with the closing of the acquisition of the BioLargo technology and the execution of the Code Employment Agreement, Mr. Code was also elected to the Board of both BioLargo and our wholly-owned subsidiary, BioLargo Life Technologies, Inc. (“BLTI”).

Joseph Provenzano

The Company entered into an employment agreement with Joseph Provenzano, the Company’s Secretary, in March 2003. Mr. Provenzano’s employment agreement provides for him to be employed for five years at an annual base salary of $130,800. The employment agreement provides that, at the Company’s discretion, the Company may choose to pay up to $4,900 of Mr. Provenzano’s monthly salary in the form of stock in lieu of cash. Mr. Provenzano is also eligible to receive incentive bonuses, stock ownership participation and employee related benefits. The employment agreement further provides that bonuses will be payable based on the greater of a performance scale established by the Compensation Committee, assigned by the Board, or 1.5% of the annual increase in market capitalization value. The compensation plan includes those benefits of car allowance and insurance benefits and a standard vacation package. The agreement has certain minimum performance standards and calls for a severance package equal to one year’s base compensation, plus an additional one half year’s compensation for each year of service beginning in 2003. Standard confidentiality, Company ownership rights to property and assets and arbitration clauses are included in the agreement.

In 2005, as a result of the Company’s reduced needs, the Company and Mr. Provenzano agreed that he would work for the Company on an as needed basis. In 2006, the Company accrued salary for Mr. Provenzano in the amount of $101,200. Of this amount, $61,200 related to services performed in 2006 and $40,000 related to services performed in 2005 but which was not accrued in 2005. Of the total $101,200, $2,100 was paid in cash. On March 15, 2007, the Company converted $99,000 of accrued and unpaid compensation to Mr. Provenzano into 264,001 shares of the Company’s common stock at $0.375 per share, the closing price of its common stock on such date.

Director Compensation

Each director who is not an officer or employee of the Company receives an annual retainer of $40,000, paid in cash or common stock of the Company, in the sole discretion of the Company. As of December 31, 2006, there was accrued and unpaid directors fees in the amount of $33,963 for former director Steven V. Harrison, $108,000 for director Gary A. Cox and $30,000 for director Dennis E. Marshall.

Director Compensation Table

Name	Fees Earned or Fees Paid in Cash	Stock or Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Dennis E. Marshall(1)	$30,000	$—	$—	$—	$30,000
Gary A. Cox(2)	$40,000	$—	$—	$—	$40,000
Steven Harrison(3)	$30,236	$—	$—	$—	$30,236

(1)	Fees earned for services from April 1, 2006 through December 31, 2006. On March 15, 2007, we converted this amount into 80,000 shares of the Company’s common stock at $0.375 per share, the closing price of our common stock on such date.
(2)	Fees earned for services from January 1, 2006 through December 31, 2006. On March 15, 2007, we converted a total of $108,000 of accrued and unpaid obligations into 288,000 shares of the Company’s common stock at $0.375 per share, the closing price of our common stock on such date. This $108,000 amount consists of $30,000 of accrued and unpaid director fees owed to Mr. Cox for services performed in 2004; an additional $40,000 of accrued and unpaid director fees owed to Mr. Cox for services performed in 2005; and an additional $38,000 of accrued and unpaid director fees owed to Mr. Cox for services performed in 2006.
(3)	Mr. Harrison is a former director. Consists of fees earned in the amount of $10,000 for services from January 1, 2006 through March 31, 2006 and fees paid in cash of $20,236 for services performed in prior periods. On March 15, 2007, the Company converted a total of $33,963 of accrued and unpaid obligations into 90,568 shares of the Company’s common stock at $0.375 per share, the closing price of our common stock on such date. This $33,963 amount consists of $10,000 for services performed during 2006, and $23,963 for services performed prior to 2006.

Summary of Recent Conversions of Obligations to Stock by Officers and Directors

As discussed above, in March 2007, we converted an aggregate $608,759 of accrued payables to five of our current or former officers and directors into an aggregate 1,623,359 shares of our common stock, at a conversion rate of $0.375 per share, the closing price of our common stock on such date, as follows:

Name and Principal Position	Accrued and Unpaid Payable	Number of Shares
Dennis Calvert, President and Chief Executive Officer	$337,796	900,790
Joseph Provenzano, Secretary	99,000	264,001
Gary A. Cox, Director	108,000	288,000
Dennis E. Marshall, Director	30,000	80,000
Steven V. Harrison, former Director	33,963	90,568

Total	$608,759	1,623,359

See also “Security Ownership of Certain Beneficial Owners and Management” below.

Equity Compensation Plans

The following table sets forth certain information as of December 31, 2006, with respect to compensation plans under which equity securities of the Company were authorized for issuance:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders	0	0	572,800	(1)

Total	0	0	572,800	(1)

(1)	Consists of 572,800 shares issuable under the Company’s 2004 Equity Plan (the “2004 Plan”) and does not include 6,000,000 shares issuable under the Company’s 2007 Equity Incentive Plan (the “2007 Plan”). The 2007 Plan was adopted by the Company’s Board of Directors on August 7, 2007, and will be presented to the stockholders of the Company for approval at the Annual Meeting. Upon the adoption of the 2007 Plan, the 2004 Plan will be frozen and no further grants will be made under the 2004 Plan.

2004 Equity Plan

On March 10, 2004, the Board approved the Company’s 2004 Plan as a means of providing directors, key employees and consultants additional incentive to provide services for the Company. Both stock options and stock grants may be made under this plan. The Plan sets aside up to 800,000 shares of the Company’s common stock for these purposes, which were registered with the SEC. Approval of this plan was not submitted to the vote of the stockholders. The Board administers this plan. The plan allows the Board to award grants of common shares or options to purchase common shares. As plan administrator, the board has sole discretion to set the price of the options. The Board may at any time amend or terminate the plan. It does not expire on its terms. To date, 227,200 shares of common stock have been issued under the 2004 Plan.

2007 Equity Incentive Plan

On August 7, 2007, the Board adopted the Company’s 2007 Plan. The Company’s stockholders are being asked to approve the 2007 Plan at the Annual Meeting. See PROPOSAL TWO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of the Company’s common stock as of July 25, 2007 by (i) all stockholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; (ii) each director and executive officer of the Company individually and (iii) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner(1)(2)	Amount of Beneficial Ownership (3)(4)	Percent of Class (5)
Directors and Officers
Kenneth R. Code(6)	22,759,649	57.4%
Dennis Calvert(7)	2,728,439	6.9%
Joseph Provenzano(8)	592,999	1.5%
Gary A. Cox	398,769	1.0%
Dennis E. Marshall(9)	144,414	0.4%
All directors and officers as a group (5 persons)	26,624,270	67.1%

(1)	Except as noted in any footnotes below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.
(2)	Unless otherwise indicated, the address for each person is 2603 Main Street, Suite 1155, Irvine, California 92614.
(3)	Other than as footnoted below, none of these security holders has the right to acquire any amount of the shares within 60 days of July 25, 2007 from options, warrants, convertible securities or similar obligations.
(4)	The amount owned is based on issued common stock, as well as stock options, warrants and convertible notes which are exercisable or convertible within 60 days following July 25, 2007.
(5)	Percentage ownership is based on 39,654,643 shares of common stock outstanding on July 25, 2007. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(6)	On August 14, 2006, the Company issued 620,637 shares of its Common Stock to Mr. Code, as additional consideration for his entering into a Consulting Agreement with the Company. On April 30, 2007, the Company issued 22,139,012 shares of its Common Stock to IOWC Technologies, Inc., which Mr. Code controls, in connection with the acquisition by the Company of the BioLargo technology on that date. See “Certain Relationships and Related Transactions—Transactions with Mr. Code”.
(7)	Includes 1,636,364 shares issued on April 13, 2007 for conversion of the principal amount due pursuant to the New Millennium Note. Does not include shares issuable upon conversion of the remaining interest due pursuant to the New Millennium Note. See “Certain Relationships and Related Transactions—Transactions with Dennis Calvert and New Millennium Capital Partners LLC.”
(8)	Mr. Provenzano is our Corporate Secretary.
(9)	Includes 16,000 shares issuable pursuant to warrants held by Mr. Marshall which are exercisable until January 31, 2008 at $1.25 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Dennis Calvert and New Millennium Capital Partners LLC

New Millennium Note. In conjunction with the acquisition of a technology license from Med Wireless, Inc. on August 21, 2002, the Company assumed a $1,120,000 note (the “Note”) with interest at 10% per annum payable by Med Wireless to Summitt Ventures, Inc. The Note is secured by the Company’s assets and was originally due on June 15, 2003. On March 26, 2003, Summitt Ventures sold the Note, together with 167,258 shares (all share amounts and share prices in this section have been adjusted for the 1-for-25 reverse split of our common stock on March 21, 2007) of the Company’s common stock, to New Millennium Capital Partners LLC (“New Millennium”), a limited liability company controlled and owned in part by the Company’s CEO and president, Dennis Calvert, in exchange for a $900,000 promissory note (the “New Millennium Note”) issued by New Millennium in favor of Summitt Ventures. The New Millennium Note is secured by all of the stock of the Company then owned by New Millennium and Mr. Calvert. On March 26, 2003, the Board voted to enter into an amendment to the Note (the “Original Note Amendment”) to provide for conversion of the Note into restricted common stock of the Company (at a conversion price discounted 37.5% to the then market price of $2.00). New Millennium agreed to the Note Amendment. Subsequent to the vote by the Board to convert the Note, the Company received notification from Nasdaq’s Listing Qualifications Department that converting the Note without stockholder approval violated certain Nasdaq Marketplace Rules. In response to this notification, the Board, with the concurrence of New Millennium, voted to amend its resolution and withhold issuance of the shares to New Millennium pending stockholder approval for the conversion. To allow time for a stockholder vote with respect to the conversion, New Millennium agreed to extend the terms of the Note, from June 15, 2003 to October 1, 2003.

At the Company’s June 6, 2003 Board meeting, and prior to a stockholder vote on the conversion, Mr. Calvert, on behalf of New Millennium, and the Company, through the unanimous action of the Board (with Mr. Calvert abstaining), agreed that, in light of the then-market conditions (namely the significant increase in the trading price of the Company’s common stock since March 26, 2003, the date on which the conversion of the Note to equity was originally approved by the Board, from $2.00 to $7.00 as of June 6, 2003), it would be inequitable for New Millennium to convert the Note (together with accrued interest thereon) at the originally agreed to $1.25 per share price. In this regard, Mr. Calvert, on behalf of New Millennium, and the Company orally agreed to rescind the agreement to convert the Note. In addition, New Millennium orally agreed with the Company to extend the maturity date of the Note to a first payment due October 1, 2003 in the amount of $100,000 and the balance of the principal due on April 1, 2004, with interest due according to the original terms of the Note (to correspond to the payment terms of the New Millennium Note), and furthermore to reduce the Company’s obligation on the Note to the extent that New Millennium is able to reduce its obligation on the New Millennium Note.

Due to the Company’s lack of liquidity, the Company was unable to repay the first $100,000 installment of the Note when it became due on October 1, 2003. To address this issue, the Board appointed a committee (the “Special Committee”) consisting of Joseph Provenzano and Steve Harrison, who was a member of the Board at that time, to negotiate revised terms and conditions of the Note with Mr. Calvert. Mr. Calvert informed the Special Committee that in order to accommodate the Company’s working capital needs, Mr. Calvert would be willing to convert the Note into the Company’s equity. Due to the Company’s lack of liquidity, and because the terms of the conversion were negotiated on behalf of the Company by disinterested members of the Board and management, the Board determined not to seek a third-party fairness opinion on the terms of the proposed conversion. However, the Board did instruct the Special Committee to ensure that the Special Company presented any proposed loan conversion transaction to the Company’s stockholders with a requirement that a majority vote of the disinterested stockholders be required for approval.

Pursuant to a series of negotiations between Mr. Calvert and the Special Committee, the Special Committee and Mr. Calvert agreed to once again provide for the conversion of the Note into equity. The parties agreed that the Note (together with accrued interest thereon) would be cancelled and converted into shares of the Company’s common stock at a per share price equal to $0.90 (a 20% discount to the closing price of the Company’s common stock of $1.125 on October 16, 2003, the date an agreement between the Special Committee and Mr. Calvert was reached).

In arriving at the conversion price, the Special Committee determined that a 20% discount to market price was appropriate based on a number of factors, including that (i) with the quantity of the shares that would be issued, a block of shares that size could not be liquidated without affecting the market price of the shares, and (ii) the shares would be “restricted shares” and could therefore not be sold in the public markets prior to two years from the date of the conversion, and thereafter would be subject to the volume and manner of sale limitations of Rule 144 under the Securities Act of 1933.

The stockholders meeting was held on December 9, 2003, but adjourned without a vote, because not enough shares to constitute a quorum were represented. The stockholders meeting was rescheduled for December 30, 2003, at which a quorum was also not present. Because this was the second attempt to obtain a quorum, and more than 160,000 additional shares were required to be voted to obtain a quorum, the Board adjourned the meeting indefinitely. As a result, the Note was not converted into common stock and the outstanding principal amount, together with accrued and unpaid interest, remains as a liability of the Company.

In conjunction with the Company’s January 31, 2004 purchase of Premium Medical Group (“PMG”) (later rescinded in October 2004), and as a condition to that transaction, the Premium Medical Group shareholders (the “PMG Shareholders”) required the Company to convert the note so as to eliminate the obligation from the Company’s balance sheet. At a meeting on February 10, 2004, the Board voted to convert the note into 1,234,800 shares of its common stock, at a conversion price of $0.04, discounted 20% from the then market price of $0.05. New Millennium agreed to this conversion. In arriving at a conversion price, the Board determined that a 20% discount to market price was appropriate based on a number of factors, including (i) the holding period of the stock will be two years, and thus is not liquid until that point, and (ii) the amount of the stock issued would make it impossible to liquidate the stock at the current market price. This discount was equal to the discount proposed to the stockholders in December 2003 at the abandoned stockholders meeting, and less than the discount used by the board at the first conversion attempt in April 2003.

The Board approved the conversion knowing that, since its conversion was a condition imposed by the PMG Shareholders, they (who would hold 45% of the Company’s common stock at the time of such meeting) would provide the additional shares necessary to obtain a quorum and formal stockholder approval. Stockholder approval was also necessary to increase the number of authorized shares necessary to convert the Note. However, due to lack of operational capital, the Company was unable to remain current in its SEC filings, and thus was unable to hold the required stockholder meeting.

In October 2004, the Company, PMG and the PMG Shareholders rescinded the Stock Purchase Agreement. Because the Board’s decision to convert the Note was based in part on the requirements of the PMG Stock Purchase Agreement, the board on October 28, 2004, determined not to convert the Note. Considering that the Company at the time was a shell corporation with no operations, Mr. Calvert also agreed to extend the maturity of the Note indefinitely until the Company’s status changed.

On April 28, 2006, the Board and Mr. Calvert agreed to amend the New Millennium Note to (i) extend the due date to January 15, 2008; (ii) waive any payments of interest until the New Millennium Note becomes due; (iii) reduce the principal amount of the New Millennium Note from $1,120,000 to $900,000, equal to a 19.6% reduction, and New Millennium’s basis in said Note; and (iv) correspondingly reduce the accrued but unpaid interest due under the terms of the New Millennium Note from $317,956 to $255,636, also equal to a 19.6% reduction.

As of December 31, 2006, the principal amount of the note, together with $362,375 in accrued but unpaid interest, had not been repaid. On April 13, 2007, New Millennium converted the $900,000 principal amount of the New Millennium Note into 1,636,364 shares of our common stock. The New Millennium Note had a maturity date of January 15, 2008. The New Millennium Note was converted at a price of $0.55 per share, which was the last bid price on the date of conversion. New Millennium is controlled by Dennis Calvert, the Company’s President and Chief Executive Officer. Accrued but unpaid interest in the amount of $380,658 as of the conversion date of April 13, 2007 remains outstanding on the New Millennium Note, which amount is not due to be paid until January 15, 2008. No additional interest will be accrued on this obligation.

Dennis Calvert. On March 15, 2007, the Company converted an aggregate of $337,796 of accrued and unpaid obligations to Mr. Calvert into 900,790 shares of the Company’s common stock at $0.375 per share, the closing price of our common stock on such date. Of this amount, $334,683 related to accrued and unpaid compensation through December 31, 2006 pursuant to the 2002 Calvert Employment Agreement and $3,113 related to accrued and unreimbursed expenses as of December 31, 2006. See also the discussion under the caption "Employment Agreements—Dennis Calvert” set forth above.

Transactions with Mr. Provenzano

See the discussion concerning agreements with Mr. Provenzano under the caption "Employment Agreements—Joseph Provenzano" set forth above.

Transactions with Mr. Code

Mr. Code is the beneficial owner of 22,759,649 shares of our common stock, and is our principal stockholder. On August 14, 2006, the Company issued 620,637 shares of its Common Stock to Mr. Code, as additional consideration for his entering into a Consulting Agreement with the Company. On April 30, 2007, the company issued 22, 139,012 shares of its Common Stock to IOWC Technologies, Inc., which Mr. Code controls, in connection with the acquisition by the Company of the BioLargo technology on that date. Mr. Code also entered into an employment agreement effective as of such date, pursuant to which he serves as our Chief Technology Officer, which is an executive officer position. Mr. Code was also appointed as a director of the Company pursuant to the terms of the agreements under which we acquired the BioLargo technology.

Consulting Agreement. On June 20, 2006, the Company and Mr. Code entered into a Consulting Agreement, which agreement was subsequently amended (as so amended, the “Consulting Agreement”). Pursuant to the Consulting Agreement, the Company engaged the services of Mr. Code, effective January 1, 2006, to advise the Company in research and development and technical support, and to provide other services and assistance to the Company in matters relating to the Company’s business.

The Consulting Agreement contained provisions requiring Mr. Code to devote substantially all of his business time to the Company; prohibiting Mr. Code from directly or indirectly engaging in any business activity that would be competitive with the business of the Company or its affiliates, including its wholly-owned subsidiary BioLargo Life Technologies, Inc.; providing that during the term of the Consulting Agreement and for one year post-termination, Mr. Code would not solicit the Company’s employees or customers; and other standard provisions typical for a consulting agreement. The Consulting Agreement also provided that the Company would retain the exclusive right to use or distribute all creations which may be created during the term of the Consulting Agreement. The Consulting Agreement terminated on April 30, 2007, when the Company acquired the BioLargo technology and entered into an employment agreement with Mr. Code (see “Employment Agreements—Kenneth Code” above). During the term of the Consulting Agreement, Mr. Code was paid $15,400 per month, prorated for partial months, and was entitled to reimbursement for authorized business expenses incurred in the performance of his duties.

Research and Development Agreement. On August 11, 2006, the Company and BLTI entered into a Research and Development Agreement, which agreement was subsequently amended (as so amended, the “R&D Agreement”), with IOWC and Mr. Code. Pursuant to the R&D Agreement, IOWC and Mr. Code provided research and development services and expertise in the field of disposable absorbent products to the Company and BLTI.

The R&D Agreement provided that the Company and BLTI will own, and the Company and BLTI will have the exclusive right to commercially exploit, the intellectual property developed, created, generated, contributed to or reduced to practice pursuant to the R&D Agreement. In addition, IOWC and Mr. Code agreed that during the term of the R&D Agreement and for one year after termination they would not compete with, and will not provide services to any person or entity which competes with, any aspect of BLTI’s business.

The R&D Agreement terminated on April 30, 2007 when the Company acquired the BioLargo technology. During the term of the R&D Agreement, but only after mutually acceptable research facilities are established for the performance of IOWC’s services (as of this date, no acceptable research facilities have been established), IOWC was to be paid (i) a fee of $5,500 per month for each month during which no services are being performed pursuant to the R&D Agreement to offset for laboratory and/or office and IOWC employee expenses and (ii) such additional amounts as the parties may agree in connection with specific research projects conducted pursuant to the R&D Agreement.

As further consideration to Mr. Code to enter into the R&D Agreement, on August 14, 2006 the Company issued to Mr. Code 620,637 shares of its Common Stock.

Asset Purchase Agreement. For information regarding the terms of the asset purchase agreement dated as of April 30, 2007, entered into by the Company, BLTI, Mr. Code and IOWC, pursuant to which the BioLargo technology was acquired on April 30, 2007, please see pages 5-7 of the Company’s 10-KSB, Part I, Item 1, “Description of Business—Transactions Involving the BioLargo Technology—Acquisition of the BioLargo Technology”. A copy of the 10-KSB has been provided to each stockholder of record at the time this proxy statement was mailed.

PROPOSAL TWO

PROPOSAL TO ADOPT THE 2007 EQUITY INCENTIVE PLAN

On August 7, 2007, the Board of Directors adopted the BioLargo, Inc. 2007 Equity Incentive Plan. At the Annual Meeting, our stockholders are being asked to approve the 2007 Plan. The following is only a summary of the 2007 Plan and is qualified in its entirety by reference to the full text of the 2007 Plan, a copy of which is attached as Appendix A to this proxy statement.

Purpose

The Board believes that the Company’s ability to award incentive compensation based on equity in the Company is critical to its ability to attract, motivate and retain key personnel. Approval of this proposal would provide 6,000,000 shares (on a pre-reverse split basis) to be used for grants under the 2007 Plan.

If the Transactions with IOWC are completed, we will need to attract, motivate and retain personnel so that we can implement our new line of business. The creativity and entrepreneurial drive of such employees and other personnel who provide services to the Company will be critical to our success. By giving our employees, consultants and directors an opportunity to share in the growth of our equity, we will align their interests with those of our stockholders. Our employees, consultants and directors will understand that their stake in the Company will have value only if, working together, we create value for our stockholders. Awards under the 2007 Plan will generally vest over a period of time giving the recipient an additional incentive to provide services over a number of years and build on past performance.

Number of Shares

The 2007 Plan freezes the number of shares available for awards under the 2004 Plan as of the date of the Annual Meeting. As a result, effective on the date of the Annual Meeting, no new awards will be made under the 2004 Plan if the 2007 Plan is approved.

Under the 2007 Plan, 6,000,000 shares of our common stock are reserved for issuance under awards. Any shares that are represented by awards under the 2007 Plan that are forfeited, expire, or are canceled or settled in cash without delivery of shares, or that are forfeited back to us or reacquired by us after delivery for any reason, or that are tendered to us or withheld to pay the exercise price or related tax withholding obligations in connection with any award under the 2007 Plan, will again be available for awards under the 2007 Plan. Only shares actually issued under the 2007 Plan will reduce the share reserve. If we acquire another entity through a merger or similar transaction and issue replacement awards under the 2007 Plan to employees, officers and directors of the acquired entity, those awards, to the extent permitted under applicable laws and securities exchange rules, will not reduce the number of shares reserved for the 2007 Plan.

The 2007 Plan imposes the following additional maximum limitations, which limitations will be adjusted to take into account stock splits, reverse stock splits and other similar occurrences following the date the 2007 Plan is approved by the stockholders:

•

The maximum number of shares that may be issued in connection with incentive stock options granted to any one person in any calendar year intended to qualify under Internal Revenue Code Section 422 is 160,000 shares.

•

The maximum number of shares that may be subject to stock options or stock appreciation rights granted to any one person in any calendar year is 200,000 shares, except that this limit is 400,000 shares if the grant is made in the year of the recipient’s initial employment.

•	The maximum number of shares that may be subject to restricted stock or restricted stock units granted to any one person in any calendar year is 200,000 shares.

The maximum number shares that may be subject to awards granted to any one Participant in any calendar year of (i) performance shares, and/or performance units (the value of which is based on the Fair Market Value of a Shares), is 200,000 Shares; and (ii) of performance units (the value of which is not based on the Fair Market Value of a Share) that could result a payment of more than $500,000.

The Compensation Committee, in its discretion, may grant awards that exceed the above limits (other than the limits on incentive stock options) if the Committee determines that such awards will not be considered “qualified performance-based compensation” within the meaning of Internal Revenue Code Section 162(m), but only if and to the extent that such discretion does not disqualify performance-based awards from qualifying as such under Internal Revenue Code Section 162(m). For 2006, the individual limits described above will be reduced by the number of shares subject to awards made during 2006 under the 2004 Plan. The number of shares reserved for issuance under the 2007 Plan, and the limits on the number of awards that may be granted to any one participant or of a particular type, as described above, are subject to adjustment to reflect certain subsequent changes to our capital structure, such as stock splits, stock dividends and recapitalizations including the reverse stock split set forth as Proposal Four.

Administration

The 2007 Plan will be administered by the Compensation Committee. The Compensation Committee will have full power to administer the 2007 Plan and the decisions of the Compensation Committee will be final and binding upon all the participants.

The Board may delegate the Compensation Committee’s administrative authority to another committee, or the Compensation Committee may delegate some of its authority to the Chief Executive Officer of the Company. Any such delegation may be made only to the extent the law allows. In no event may such delegation be made with respect to awards granted to individuals who are subject to Section 16 of the Exchange Act unless the delegation is made to a committee composed entirely of non-employee directors.

Eligibility

The selection of the participants in the 2007 Plan will generally be determined by the Compensation Committee. Employees and those about to become employees, including those who are officers or directors of the Company or its subsidiaries and affiliates, are eligible to be selected to receive awards under the 2007 Plan. In addition, non-employee service providers, including non-employee directors, and employees of unaffiliated entities that provide bona fide services to the Company as an independent contractor are eligible to be selected to receive awards under the 2007 Plan. Non-employee directors of the Board are eligible for and shall receive automatic grants of options (as described in more detail below) without approval by the Compensation Committee.

As of December 31, 2006, two Named Executive Officers, two non-employee directors and three other employees and/or consultants were eligible to be selected by the Compensation Committee to receive grants under the 2007 Plan. No grants have yet been made under the 2007 Plan.

Types of Awards

The 2007 Plan allows for the grant of stock options, stock appreciation rights, restricted stock awards and restricted stock units in any combination, separately or in tandem. Subject to the terms of the 2007 Plan, the Compensation Committee will determine the terms and conditions of awards (other than the automatic option grants to non-employee directors), including the times when awards vest or become payable and the effect of certain events such as termination of employment.

Stock Options. The Compensation Committee may grant either incentive stock options qualified with respect to Internal Revenue Code Section 422 or options not qualified under any section of the Internal Revenue

Code (“non-qualified options”). All stock options granted under the 2007 Plan must have an exercise price that is at least equal to the fair market value of our underlying common stock on the grant date. As of November 1, 2006, the date the 2007 Plan was first adopted, the fair market value of a share of our common stock, determined by the closing price per share on that date as quoted on the Pink Sheets, was $0.50. No stock option granted under the 2007 Plan may have a term longer than ten years, except that under the 2007 Plan the term may be extended for six months beyond the date of death in the event that an option recipient dies prior to the option’s termination date. The exercise price of stock options may be paid in cash, or, if the Compensation Committee permits, by tendering shares of common stock, or by any other means the Compensation Committee approves. Our stock options may contain a replenishment provision under which we issue a new option to an option holder (called a “replenishment option”), in order to maintain his or her equity stake in the company, if the option holder surrenders previously-owned shares to us in payment of the exercise price of an outstanding stock option. The automatic replenishment option grant generally covers only the number of shares surrendered, and expires at the same time as the option that was exercised would have expired.

Under the 2007 Plan, either (i) the Board is responsible for determining the number of shares that each non-employee director will be granted annually or (ii) each non-employee director will receive an automatic initial grant of an option for 10,000 shares on the date he or she first joins the Board (or a pro-rated number if he or she joins the Board at a time other than at the annual stockholders’ meeting), and an annual grant of an option for an additional 10,000 shares in each subsequent year on the date of the regular annual stockholders’ meeting, beginning with the Annual Meeting. In addition, the Compensation Committee may grant options for an additional number of shares to non-employee directors. The automatic options granted to non-employee directors are exercisable in full on the first anniversary of the date of grant, or earlier in the event of death, disability, retirement or a change of control of the Company. If the director resigns for other than death, disability, or retirement prior to the first anniversary of the grant date, a pro rata portion of the option will become vested on the date of such resignation. Automatic non-employee director option grants expire on the tenth anniversary of the grant date or if earlier, on the 90th day after the director terminates service for any reason.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights (“SARs”) which provide the recipient the right to receive a payment (in cash, shares or a combination of both) equal to the difference between the fair market value of a specific number of shares on the grant date and the fair market value of such shares on the date of exercise. Stock appreciation rights must expire no later than ten years after their grant date, except that under the 2007 Plan the term may be extended for six months beyond the date of death in the event that a recipient dies prior to the termination date of the SARs.

Restricted Stock and Restricted Stock Unit Awards. The Compensation Committee may grant shares of restricted common stock with or without payment of consideration by the recipient, or may grant restricted stock units. The Compensation Committee will determine whether restricted stock units will be paid in cash, our common stock or a combination thereof. All or part of any restricted stock or restricted stock unit award may be subject to conditions and restrictions, which the Compensation Committee will specify. There will be a restriction period of at least three years’ duration on stock and unit awards, unless the vesting of such awards is contingent on the attainment of performance goals, in which case the restriction period must be at least one year. The Compensation Committee may specify that the restriction period will lapse in the event of the recipient’s termination of employment as a result of death, disability or retirement. In addition, the Compensation Committee may provide for a shorter restriction period if it determines in its sole discretion that an award of restricted stock or restricted stock units is made in lieu of cash compensation (including without limitation cash bonus compensation).

Change of Control

The Compensation Committee may determine, in its discretion, whether an award issued under the 2007 Plan will become vested or payable, either in whole or in part, upon a change of control of the Company (as defined in the 2007 Plan). In addition, each holder of an option or stock appreciation right, and each holder of shares received under a restricted stock award, restricted stock unit award, performance award or dividend equivalent award, if any, that vested or became payable as a result of the change of control, may have the right for a period of 30 days following the change of control to surrender the award or shares for a cash payment equal to:

•

in the case of an option or stock appreciation right, the difference between the higher of the fair market value of a share of our common stock on the date of surrender or the date of the change of control, and the grant or exercise price of the award; and

•	in the case of shares, the higher of the fair market value of a share of our common stock on the date of surrender or the date of the change of control.

The Compensation Committee may also cancel any options or stock appreciation rights that are not exercised or surrendered during the 30-day period described above.

The provisions of the 2007 Plan governing the ability of participants to surrender awards upon a change of control for a cash payment will also apply to awards made under the 2004 Plan. Accordingly, upon approval of the 2007 Plan, the 2004 Plan will be deemed amended to incorporate these change of control provisions.

Transferability of Awards

Awards granted under the 2007 Plan are not transferable, other than by will or pursuant to state intestate laws, unless the Committee otherwise approves a transfer.

Foreign Participation

The Compensation Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom regarding awards granted to participants employed in foreign countries. In addition, the Compensation Committee may approve such supplements to, or amendments, restatements or alternative versions of, the 2007 Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Compensation Committee approves for purposes of using the 2007 Plan in a foreign country will not affect the terms of the 2007 Plan for use in any other country.

Awards

All awards which may be granted under the 2007 Plan are discretionary, and no awards have been granted to date under the 2007 Plan. The Compensation Committee has not considered specific awards to be made under the 2007 Plan; therefore, the number of shares that will be covered by any awards or the individuals to whom awards will be made cannot be determined at this time.

Amendments

The Board or Compensation Committee may alter, amend, suspend or discontinue the 2007 Plan at any time, but no such action may be taken without stockholder approval if such approval is required by law or listing requirements, or if such action increases the number of shares that may be issued under the 2007 Plan or the annual award limits, or eliminates the prohibition on stock option repricing. The Compensation Committee may alter or amend awards under the 2007 Plan, but no such action may be taken without the consent of the participant if it would materially adversely affect an outstanding award, and no such action may be taken without prior stockholder approval if it would result in repricing a stock option to a lower exercise price other than to reflect a capital adjustment of our stock, such as a stock split. The Company has never repriced options in the past.

Term of Plan

If our stockholders approve Proposal Six, the 2007 Plan will become effective as of December 20, 2006, and will remain in effect until December 20, 2016, unless it is terminated earlier by the Board or the Compensation Committee. As mentioned previously, no new awards will be made under the 2004 Plan if our stockholders approve the 2007 Plan, although the 2004 Plan will continue in effect for purposes of administering awards outstanding under such plan.

Plan Benefits

Because the value of benefits under the 2007 Plan will depend on the Compensation Committee’s actions and because the value of option and other stock awards will depend on the fair market value of common stock at various future dates, it is not possible to determine all benefits that will be received by employees, officers, and directors if the 2007 Plan is approved by the stockholders.

Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences under current law of incentive stock options and non-qualified stock options, which are authorized for grant under the 2007 Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the 2007 Plan or tax consequences based on particular circumstances. The tax consequences may vary if options are granted outside the United States.

Incentive Stock Options. An option holder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Internal Revenue Code Section 422. Option holders who dispose of the shares acquired under an incentive stock option after two years following the date the option was granted and after one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an option holder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the option holder upon the disqualifying disposition of the shares generally will result in a deduction by the Company for federal income tax purposes.

Non-Qualified Stock Options. Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a non-qualified stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualified stock option.

Other Considerations. The Internal Revenue Code allows publicly-held corporations to deduct compensation in excess of $1 million paid to the corporation’s chief executive officer and its four other most highly compensated executive officers in office at the end of the tax year if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. We intend for compensation arising from grants of awards under the 2007 Plan which are based on performance goals, including stock options and stock appreciation rights granted at fair market value, to be deductible by us as performance-based compensation not subject to the $1 million limitation on deductibility.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to adopt the 2007 Plan.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee has appointed Jeffrey S. Gilbert to act as our independent auditor for the fiscal year ended December 31, 2007 and such appointment is being submitted to our stockholders for ratification at the Annual Meeting. Mr. Gilbert is considered by our management to be well qualified. If the stockholders do not ratify the appointment of Mr. Gilbert, the Audit Committee may reconsider the appointment. Mr. Gilbert intends to be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

Audit and Other Fees

The following table summarizes the fees charged by Mr. Gilbert for certain services rendered to the Company and its subsidiaries during 2005 and 2006:

	Amount Billed and Paid
Type of Fee	Fiscal Year 2005	Fiscal Year 2006
Audit(1)	$55,925	$64,400
Audit-Related(2)	4,050	11,000
Tax(3)	—	—
All Other(4)	—	—

Total	$59,975	$75,400

(1)	This category consists of fees for the audit of our annual financial statements included in the Company’s annual report on Form 10-KSB, as amended, and review of the financial statements included in the Company’s quarterly reports on Form 10-QSB. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdictions and the preparation of an annual “management letter” on internal control matters.
(2)	Represents services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years, aggregate fees charged for assurance and related services that are reasonably related to the performance of the audit and are not reported as audit fees. These services include consultations regarding Sarbanes-Oxley Act requirements, various SEC filings and the implementation of new accounting requirements.
(3)	Represents aggregate fees charged for professional services for tax compliance and preparation, tax consulting and advice, and tax planning.
(4)	Represents aggregate fees charged for products and services other than those services previously reported as charged by former auditors.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to ratify the appointment of Jeffrey S. Gilbert as our independent auditor for the fiscal year ending December 31, 2007.

REPORT OF COMPENSATION COMMITTEE

The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this report. The Compensation Committee has furnished this report on executive compensation for the 2006 fiscal year.

Compensation Program and Philosophy

The Compensation Committee administers the Company’s executive compensation program. The Compensation Committee has the authority to review and determine the salaries and bonuses of the executive officers of the Company, including the Chief Executive Officer and the other Named Executive Officers, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to all of the Company’s employees under the Company’s equity incentive plans.

The Compensation Committee operates under a written charter. The duties and responsibilities of a member of the Compensation Committee are in addition to his or her duties as a member of the Board. The charter reflects these various responsibilities, and the Committee is charged with periodically reviewing the charter. The Committee’s membership is determined by the Board and is composed entirely of independent directors. In addition, the Committee has the authority to engage the services of outside advisors, experts and others, including independent compensation consultants who do not advise the Company, to assist the Committee. Mr. Harrison served as Chairman of the Compensation Committee during 2005 and until April 6, 2006, when he resigned as a director. Mr. Marshall has served as Chairman of the Compensation Committee since April 28, 2006. Mr. Cox also serves on the Compensation Committee. The Compensation Committee did not meet during 2006, because of the Company’s limited functions and operations during 2006 and the additional fact that employment agreements were in place for the Company’s few officers.

The Compensation Committee believes that the compensation programs for the Company’s executive officers should reflect the Company’s performance, support the short- and long-term strategic goals and values of the Company, reward individual contribution to the Company’s success and align the interests of the Company’s executive officers with the interests of the Company’s stockholders. The Company is engaged in a very competitive industry, and the Company’s success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals. To that end, it is the view of the Board that the total compensation program for executive officers should consist of all or most of the following components:

•	base salary

•	bonus

•	equity-based compensation

The Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the Company’s chief executive officer and the Company’s other executive officers. In 2006, the Committee considered management’s continuing achievement of its short- and long-term goals versus its strategic imperatives. The principal factors that were taken into account in establishing each executive officer’s compensation package for the 2006 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years. Moreover, all of the Company’s Named Executive Officers have entered into employment agreements or arrangements with the Company and many components of each such person’s compensation, including both base salary and some portion of bonus, are set by such agreement or arrangement.

Chief Executive Officer Compensation

The 2002 Calvert Employment Agreement with Dennis Calvert provided for Mr. Calvert to be employed for five years at an annual salary of $168,000. The 2002 Calvert Employment Agreement further provided that Mr. Calvert work with the Company on a full time basis, that the office be located in Laguna Hills, California, that he received annual increases of 10% of his base income, that bonuses were payable based on the greater of a performance scale established by the Compensation Committee, assigned by the Board, or 3% of the annual increase in market capitalization value. The compensation plan included benefits of a car allowance, insurance and a standard vacation package. The agreement had certain minimum performance standards and calls for a severance package equal to one year’s base compensation, plus an additional one half year’s compensation for each year of service beginning in 2003. Standard confidentiality, Company ownership rights to property and assets and arbitration clauses were included in the agreement. In contemplation of a proposed amendment to Mr. Calvert’s employment agreement, the Board of Directors approved an increase in Mr. Calvert’s cash compensation, effective January 1, 2007, to $184,800 per year. The Compensation Committee was not separately involved in this decision, due to the small size of the Company, and ratified this decision at its November 1, 2006 meeting.

On April 30, 2007, the Company entered into the 2007 Calvert Employment Agreement with Mr. Calvert, pursuant to which provides, among other things, Mr. Calvert will continue to be employed as the President, Chief Executive Officer and Interim Chief Financial Officer of the Company for a five-year term, at an annual base salary of $184,800 for 2007, with 10% increases for each subsequent calendar year of the agreement. In addition, Mr. Calvert is entitled to receive bonuses granted in the discretion of the Compensation Committee.

The 2007 Calvert Employment Agreement provides that Mr. Calvert will be granted an option (the “Option”) to purchase 7,733,259 shares of the Company’s common stock. The Option shall be a non-qualified stock option, shall be exercisable at $0.18 per share, shall be exercisable for ten years from the date of grant and shall vest over time as follows:

First anniversary of the date of this Agreement	2,577,753
Second anniversary of the date of this Agreement	2,577,753
Third anniversary of the date of this Agreement	2,577,753

Notwithstanding the foregoing, any portion of the Option which has not yet vested shall be immediately vested in the event of, and prior to, a change of control, as defined in the 2007 Calvert Employment Agreement. Consistent with the foregoing, the precise terms and conditions of the agreement evidencing the Option to be entered into between the Company and Mr. Calvert shall be as determined by the Board of Directors and/or the Compensation Committee.

Other provisions of the 2007 Calvert Employment Agreement are discussed elsewhere in this proxy statement.

Other Officer Compensation

In 2005, as a result of the Company’s reduced needs, the Company and Mr. Provenzano agreed that he would work for the Company on an as needed basis. In 2006, the Company accrued salary for Mr. Provenzano in the amount of $101,200. Of this amount, $61,200 related to services performed in 2006 and $40,000 related to services performed in 2005 but which was not accrued in 2005. Of the total $101,200, $2,100 was paid in cash and the remaining was accrued and unpaid as of December 31, 2006. The Compensation Committee relied on the decisions of Dennis Calvert, the Company’s President and Chief Executive Officer in deciding how much time the Company required of Mr. Provenzano and also how much of the compensation provided for pursuant to Mr. Provenzano’s employment agreement he should be paid for such work.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance based. Non-performance based compensation paid to the Company’s executive officers for the 2004 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company’s executive officers for the 2006 fiscal year will exceed that limit. Because it is unlikely that the cash non-performance based compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Compensation Committee will reconsider this decision should the individual cash non-performance based compensation of any executive officer ever approach the $1 million level.

Submitted by the Compensation Committee:

/s/ Dennis E. Marshall, Chair

/s/ Gary Cox

REPORT OF AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein, and shall not be deemed to be soliciting material or otherwise deemed filed under either such Act.

The Audit Committee is currently comprised of two independent directors, all of whom are independent under the rules of the SEC and Nasdaq. Steven V. Harrison II, who resigned as a director on April 6, 2006, served as Chairman of the Audit Committee through the date of his resignation. On April 28, 2006, Mr. Marshall was appointed as Chairman of the Audit Committee. Mr. Cox also serves on the Audit Committee. The Board has determined that Mr. Marshall qualifies as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The duties and responsibilities of a member of the Audit Committee are in addition to his or her duties as a member of the Board. The Audit Committee operates under a written charter, a copy of which is available on the Company’s corporate website. The Audit Committee met five times during 2006.

The Audit Committee’s primary duties and responsibilities are to:

•	engage the Company’s independent auditor,

•	monitor the independent auditor’s independence, qualifications and performance,

•	pre-approve all audit and non-audit services,

•	monitor the integrity of the Company’s financial reporting process and internal control systems,

•	provide an open avenue of communication among the independent auditor, financial and senior management of the Company and the Board, and

•	monitor the Company’s compliance with legal and regulatory requirements, contingent liabilities, risk assessment and risk management.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In carrying out these responsibilities, the Audit Committee monitored the scope and staffing of the Company’s internal management group that was previously established by the Company and held meetings with the Company’s internal auditor regarding the progress and completion of the implementation of the Company’s internal controls and the scope of their audit of such internal controls.

In overseeing the preparation of the Company’s financial statements, the Audit Committee held meetings with the Company’s internal auditor and independent auditors, both in the presence of management and privately, to review and discuss all financial statements prior to their issuance and to discuss the overall scope and plans for their respective audits, the evaluation of the Company’s internal controls and significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the statements with both management and the Company’s independent auditors. In accordance with Section 204 of the Sarbanes-Oxley Act of 2002 and the Statement on Auditing Standards (“SAS”) No. 61 (Communication With Audit Committees) as amended by SAS No. 90 (Audit Committee Communications), the Audit Committee has discussed with the Company’s independent auditors all matters required to be discussed under the Sarbanes-Oxley Act and the foregoing standards.

With respect to the Company’s independent auditors, the Audit Committee, among other things, discussed with Jeffrey S. Gilbert matters relating to its independence, including the written disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also reviewed and approved the audit and non-audit fees of Mr. Gilbert.

On the basis of these reviews and discussions, the Audit Committee (i) appointed Mr. Gilbert as the Company’s independent registered public accounting firm for the 2007 fiscal year and (ii) recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the 10-KSB for filing with the SEC.

Submitted by the Audit Committee:

/s/ Dennis E. Marshall, Chair

/s/ Gary Cox

STOCKHOLDER PROPOSALS

From time to time stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. Under the rules of the SEC, to be included in the proxy statement for our 2008 annual meeting of stockholders, proposals must be received by us no later than March 1, 2008.

ANNUAL REPORT ON FORM 10-KSB

We filed with the SEC our Annual Report for the year ended December 31, 2006 on Form 10-KSB on May 4, 2007, our original Quarterly Report for the quarter ended March 31, 2007 on Form 10-QSB on May 18, 2007 and an amended Quarterly Report for the quarter ended March 31, 2007 on Form 10-QSB/A (the “10-QSB”) on May 21, 2007. A copy of the 10-KSB and amended 10-QSB has been mailed to all stockholders along with this proxy statement. Stockholders may obtain additional copies of the 10-KSB, the original or amended 10-QSB, and the exhibits to any of them, without charge, by writing to our Corporate Secretary, at our principal executive offices at 2603 Main Street, Suite 1155, Irvine, California 92614.

We incorporate by this reference herein the Company’s Financial Statements and the notes thereto, and the discussions under the captions “Description of Business,” “Description of Properties,” “Legal Proceedings,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure” contained in the 10-KSB.

OTHER MATTERS

Management does not know of any matters to be presented at the Annual Meeting other than those set forth herein and in the Notice accompanying this proxy statement. If a stockholder vote is necessary to transact any other business at the Annual Meeting, the proxyholders intend to vote their proxies in accordance with their best judgment related to such business.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the 2007 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Dennis Calvert

Chairman

Irvine, California

August 7, 2007

Appendix A

BIOLARGO, INC.

2007 EQUITY INCENTIVE PLAN

1. Purpose, History and Effective Date.

(a) Purpose. The BioLargo, Inc. 2007 Equity Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, employees, directors or consultants and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock or receive monetary payments based on the value of such common stock on the potentially favorable terms that this Plan provides.

(b) History. Prior to the effective date of this Plan, the Company had in effect the 2004 Plan, which was originally effective March 10, 2004. Upon stockholder approval of this Plan, no new awards will be granted under the 2004 Plan.

(c) Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 11.

2. Definitions. Capitalized terms used in this Plan have the following meanings:

(a) “2004 Plan” means NuWay Medical, Inc. 2004 Equity Incentive Plan.

(b) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act or any successor rule or regulation thereto.

(c) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, or Restricted Stock Units.

(d) “Award Agreement” means a written agreement, contract, or other instrument or document evidencing the grant of an Award in such form as the Committee determines.

(e) “Board” means the Board of Directors of the Company.

(f) “Change of Control” means the occurrence of any one of the following events:

(i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by Persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

(ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets;

(iii) a change in the composition of the Board, as a result of which fewer than fifty percent (50%) of the incumbent directors are directors who either (A) had been directors of the Company on the date twenty-four (24) months prior to the date of the event that may constitute a Change of Control (the “original directors”) or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

(iv) any transaction as a result of which any Person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this paragraph (iv), the term “Person” shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary and

(B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. The consummation of the proposed transactions with IOWC Technologies, Inc. shall not constitute a Change of Control.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(h) “Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority).

(i) “Company” means BioLargo, Inc., a Delaware corporation, or any successor thereto.

(j) “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(k) “Disability” has the meaning ascribed to the term in Code Section 22(e)(3), as determined by the Committee.

(l) “Disinterested Persons” means the non-employee directors of the Company within the meaning of Rule 16b-3 as promulgated under the Exchange Act.

(m) “Effective Date” means the date the Company’s stockholders approve this Plan.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(o) “Fair Market Value” means, per Share on a particular date, (i) if the Stock is listed for trading on the New York Stock Exchange, the last reported sales price on the date in question as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, the last reported sales price on the date in question on the principal national securities exchange on which the Stock is listed or admitted to trading, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (iii) if the Stock is not listed or admitted to trading on any national securities exchange, the last reported sales price on the date in question in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”) or such other system then in use, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (iv) if on any such date the Stock is not quoted by any such organization, the last sales price on the date in question as furnished by a professional market making a market in the Stock selected by the Board for the date in question, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (v) if on any such date no market maker is making a market in the Stock, the price as determined in good faith by the Committee; provided, however, that if the Fair Market Value as determined in accordance with the foregoing shall be different from such value as determined by Statement of Financial Accounting Standards No. 123R (or any successor or amended Statement adopted by the Financial Accounting Standards Board or its successor), then the Fair Market Value shall be determined according to the latter method.

(p) “Incentive Stock Option” means an Option that meets the requirements of Code Section 422.

(q) “Option” means the right to purchase Shares at a specified price during a specified period of time.

(r) “Participant” means an individual selected by the Committee to receive an Award, and includes any individual who holds an Award after the death of the original recipient.

(s) “Performance Goals” means any goals the Committee establishes that relate to one or more of the following for such period as the Committee specifies:

(i) Revenue;

(ii) Earnings before interest, taxes, depreciation and amortization, as adjusted (EBITDA as adjusted);

(iii) Income before income taxes and minority interests;

(iv) Operating income;

(v) Pre- or after-tax income;

(vi) Average accounts receivable;

(vii) Cash flow;

(viii) Cash flow per share;

(ix) Net earnings;

(x) Basic or diluted earnings per share;

(xi) Return on equity;

(xii) Return on assets;

(xiii) Return on capital;

(xiv) Growth in assets;

(xv) Economic value added;

(xvi) Share price performance;

(xvii) Total stockholder return;

(xviii) Improvement or attainment of expense levels;

(xix) Market share or market penetration;

(xx) Business expansion, and/or acquisitions or divestitures.

The Committee may specify at the time an Award is made that the Performance Goals are to be measured for an individual, the Company, for the Company on a consolidated basis, for any one or more Affiliates or divisions of the Company and/or for any other business unit or units of the Company, and/or that the Performance Goals are to be measured either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. In the case of Awards that the Committee determines will not be considered “performance-based compensation” under Code Section 162(m), the Committee may establish other Performance Goals not listed in this Plan.

(t) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved.

(u) “Performance Units” means the right to receive a payment, based on a number of units with a specified value, to the extent Performance Goals are achieved.

(v) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 14(d) and 15(d) thereof.

(w) “Plan” means this BioLargo, Inc. 2007 Equity Incentive Plan, as may be further amended from time to time.

(x) “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.

(y) “Restricted Stock Unit” means the right to receive a payment which right may vest upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service, with each unit having a value equal to the Fair Market Value of one or more Shares, or the average of the Fair Market Value of one or more Shares over such period as the Committee specifies.

(z) “Retirement” means, unless the Committee determines otherwise in an Award Agreement, termination of employment from the Company and its Affiliates on or after age 65 with five (5) years of continuous service with the Company and its Affiliates.

(aa) “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

(bb) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(cc) “Share” means a share of Stock.

(dd) “Stock” means the common stock of the Company.

(ee) “Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ff) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each such corporation owns stock possessing fifty percent (50%) or more of the total combined voting power in one of the other corporations in the chain.

3. Administration.

(a) Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or Award Agreement in the manner and to the extent it deems desirable to carry this Plan, such Award or such Award Agreement into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and any other individual with a right under the Plan or under any Award.

(b) Delegation to Other Committees. To the extent applicable law permits, the Board may delegate to another committee of the Board any or all of the authority and responsibility of the Committee. However, no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board also may delegate to another committee of the Board consisting entirely of Non-Employee Directors any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. If the Board or Committee has made such a delegation, then all references to the Committee in this Plan include such other committee to the extent of such delegation.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee or Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee or Board member undertakes to handle and defend it on such member’s own behalf.

4. Eligibility. The Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or any of its Affiliates, an individual that the Company or an Affiliate has engaged to become an officer or other employee, a Non-Employee Director, or a consultant or advisor who provides bona fide services to the Company or an Affiliate as an independent contractor. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year. Notwithstanding the foregoing, a Non-Employee Director automatically will be a Participant with respect to the automatic grants described in Section 7(b) to the extent that such grants are made under Section 7(b).

5. Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). Awards granted under the Plan shall be evidenced by an Award Agreement except to the extent the Committee provides otherwise.

6. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 6,000,000 Shares are reserved for issuance under this Plan. The number of Shares reserved for issuance under this Plan shall be reduced only by the number of Shares delivered in payment or settlement of Awards. Notwithstanding the foregoing, the Company may issue only 6,000,000 Shares upon the exercise of Incentive Stock Options.

(b) Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award, or if Shares are forfeited under an Award, then the Shares subject to such Award may again be used for new Awards under this Plan under Section 6(a), including issuance as Incentive Stock Options. If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if previously owned Shares are delivered to the Company in payment of the exercise price of an Award or the withholding taxes due as a result of the issuance or receipt of a payment or Shares under an Award, then such Shares may again be used for new Awards under this Plan under Section 6(a), but such Shares may not be issued pursuant to Incentive Stock Options.

(c) Participant Limitations. Subject to adjustment as provided in Section 13, with respect to Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m), no Participant may be granted Awards that could result in such Participant:

(i) receiving in any calendar year Options for, and/or Stock Appreciation Rights with respect to, more than 200,000 Shares except that Options and/or Stock Appreciation Rights granted to a new employee in the calendar year in which his or her employment commences may not relate to more than 400,000 Shares;

(ii) receiving in any calendar year Awards of Restricted Stock and/or Restricted Stock Units relating to more than 200,000 Shares;

(iii) receiving in any calendar year Awards of Performance Shares, and/or Awards of Performance Units (the value of which is based on the Fair Market Value of a Share), for more than 200,000 Shares; or

(iv) receiving in any calendar year Awards of Performance Units (the value of which is not based on the Fair Market Value of a Share) that could result in a payment of more than $500,000.

With respect to Awards that are not intended to meet the requirements of performance-based compensation under Code Section 162(m), the Committee may grant Awards in excess of the limits described in this subsection (c), but only if such discretion would not cause Awards that are intended to be performance-based compensation under Code Section 162(m) from being treated as such.

7. Options.

(a) Discretionary Grants. Except as provided in subsection (b) and subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:

(i) Whether the Option is an Incentive Stock Option, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; provided that in the case of an Incentive Stock Option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which all Incentive Stock Options are first exercisable by the Participant during any calendar year (under this Plan and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded.

(ii) The number of Shares subject to the Option.

(iii) The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that (i) no Incentive Stock Option shall be granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary unless the exercise price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and (ii) the exercise price may vary during the term of the Option if the Committee determines that there should be adjustments to the exercise price relating to achievement of Performance Goals and/or to changes in an index or indices that the Committee determines is appropriate (but in no event may the exercise price per Share be less than the Fair Market Value of a Share as determined on the date of grant).

(iv) The terms and conditions of exercise, which may include a requirement that exercise of the Option is conditioned upon achievement of one or more Performance Goals or may provide for an acceleration of the exercisability upon the Participant’s death, Disability or Retirement.

(v) The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each Incentive Stock Option granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary must terminate no later than the fifth (5th) anniversary of the date of grant. Notwithstanding the foregoing, the Committee may extend the term of an Option for up to six (6) months beyond the tenth (10th) anniversary of the date of grant in the event a Participant dies prior to the Option’s termination date.

(vi) The exercise period following a Participant’s termination of employment or service.

In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise.

(b) Automatic Grant to Non-Employee Directors.

(i) Annual Grants. Subject to the provisions of Section 7(b)(vii), upon the conclusion of each regular annual meeting of the Company’s stockholders held each year, beginning with the meeting held in 2006, each Non-Employee Director who is initially elected as a member of the Board at such meeting, and each Non-Employee Director who will continue serving as a member of the Board thereafter, shall receive an Option for 10,000 Shares. Such option shall be granted on the date of such meeting.

(ii) Initial Grants. Each Non-Employee Director who first becomes a member of the Board after the Effective Date and on a date other than the regular annual meeting of the Company’s stockholders as described in clause (i) above, shall receive a one-time grant of an Option for such number of Shares as is determined by multiplying 10,000 Shares by a fraction, the numerator of which is the number of months (calculated as 30 days) from the date the Non-Employee Director first joins the Board to the date of the next regularly-scheduled annual stockholders’ meeting and the denominator of which is twelve (12). Such Option shall be granted on the date when such Non-Employee Director first joins the Board.

(iii) Exercisability. Options granted under this Section 7(b) shall become exercisable in full upon the earliest of:

(A) the first (1st) anniversary of the date of grant provided the Non-Employee Director is a member of the Board on such date; provided that if the Non-Employee Director resigns from the Board for any reason other than those specified in clause (B) prior to the first (1st) anniversary of the grant date, a pro-rata portion of the Option (based on the ratio that the number of months (calculated as 30 days) that have elapsed since the grant date to the date of such resignation bears to twelve (12) shall become vested and exercisable;

(B) the termination of such Non-Employee Director’s service because of death, Disability, or retirement at or after age 65; or

(C) a Change of Control as specified in Section 13(c).

(iv) Exercise Price. The Exercise Price for each Option granted under this Section 7(b) shall be equal to the Fair Market Value of a Share on the date of grant. The exercise price may be paid in cash, by tendering previously acquired Shares (that have been held for at least six months or acquired on the open market if so required to avoid an accounting expense to the Company), or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

(v) Term. All Options granted under this Section 7(b) shall terminate on the earlier of:

(A) the tenth (10th) anniversary of the date of grant; or

(B) the date that is ninety (90) days after the termination of such Non-Employee Director’s service for any reason.

(vi) Adjustment. Options granted under this Section 7(b) shall be subject to adjustment as provided in Section 14.

(vii) Discretionary Grants to Non-Employee Directors. Notwithstanding the foregoing, the Committee or the Board may determine that the Non-employee Directors shall receive discretionary grants of Options in accordance with Section 7(a) above in lieu of the automatic annual grants set forth in Section 7(b)(i) with respect to any given year. In such case, no automatic grants of Options shall be made under Section 7(b)(i) for such year and all grants of Options, if any, for such year, shall be made in accordance with Section 7(a), except that the Board shall determine all of the terms and conditions of such annual Option grant, if any, rather than the Committee.

8. Stock Appreciation Rights. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to:

(a) Whether the SAR is granted independently of an Option or relates to an Option; provided that if an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

(b) The number of Shares to which the SAR relates.

(c) The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.

(d) The terms and conditions of exercise or maturity, which may include a provision that accelerates the exercisability of the SAR upon the Participant’s death, Disability or Retirement. Notwithstanding the foregoing, unless the Committee determines otherwise in the Award Agreement, if on the date when the SAR expires or otherwise terminates, the grant price for the SAR is less than the Fair Market Value of a Share, then the unexercised portion of the SAR that was exercisable immediately prior to such date shall automatically be deemed exercised.

(e) The term, provided that an SAR must terminate no later than 10 years after the date of grant. Notwithstanding the foregoing, the Committee may extend the term of an SAR for up to six (6) months beyond the tenth (10th) anniversary of the date of grant in the event a Participant dies prior to the SAR’s termination date.

(f) Whether the SAR will be settled in cash, Shares or a combination thereof.

9. Performance Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Performance Shares or Performance Units, including but not limited to:

(g) The number of Shares and/or units to which such Award relates, and with respect to Performance Units, whether the value of each unit will be based on the Fair Market Value of one or more Shares, the average of the Fair Market Value of one or more Shares over such period as the Committee specifies, or such other value as the Committee specifies in the Award Agreement.

(h) One or more Performance Goals that must be achieved during such period as the Committee specifies in order for the Participant to realize the benefit of such Award.

(i) Whether all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement.

(j) With respect to Performance Units, whether to settle such Award in cash, Shares, or a combination of cash and Shares.

10. Restricted Stock and Restricted Stock Unit Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:

(a) The number of Shares and/or units to which such Award relates.

(b) The period of time over which the restrictions imposed on Restricted Stock will lapse and the vesting of Restricted Stock Units will occur, and whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; provided that, subject to the provisions of Section 10(c), an Award that is subject to the achievement of Performance Goals must have a restriction or vesting period of at least one year, and an Award that is not subject to Performance Goals must have a restriction or vesting period of at least three years. Notwithstanding the foregoing, if the Committee determines in its sole discretion that an Award of Restricted Stock or Restricted Stock Units is granted to a Participant in lieu of cash compensation (including without limitation bonus cash compensation), the Committee may impose such restriction or vesting period on such Award as it determines.

(c) Whether all or any portion of the restrictions or vesting schedule imposed on the Award will lapse or be accelerated upon a Participant’s death, Disability or Retirement.

(d) With respect to Restricted Stock Units, whether to settle such Awards in cash, Shares, or a combination of cash and Shares.

(e) With respect to Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the restrictions or to issue such Shares with an appropriate legend referring to such restrictions.

(f) Whether dividends paid with respect to an Award of Restricted Stock will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate.

11. Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer an Award.

12. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. This Plan will terminate on the tenth anniversary of the Effective Date unless the Board or Committee earlier terminates this Plan pursuant to Section 12(b).

(b) Termination and Amendment. The Board or the Committee may amend, suspend or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment, suspension or termination of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law;

(ii) stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(c) (except as permitted by Section 14); or (B) an amendment to the provisions of Section 12(e).

(c) Amendment, Modification or Cancellation of Awards. Except as provided in Section 12(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 14), but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 14(a) or the modification of an Award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 12 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 14, neither the Committee nor any other person may decrease the exercise price for any outstanding Option after the date of grant nor cancel or allow a Participant to surrender an outstanding Option to the Company as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 12(b)(ii).

13. Taxes.

(a) Withholding Right. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction.

(b) Use of Shares to Satisfy Tax Withholding. The Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with an Award by electing to (i) have the Company withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent required to avoid an expense on the Company’s financial statements. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires.

14. Adjustment Provisions; Change of Control.

(a) Adjustment of Shares. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, subject to Participants’ rights under Section 14(c), the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(c)), and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award. In any such case, the Committee may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Committee effective at such time as the Committee specifies (which may be the time such transaction or event is effective), but if such transaction or event constitutes a Change of Control, then (A) such payment shall be at least as favorable to the holder as the amount the holder could have received in respect of such Award under Section 14(c) and (B) from and after the Change of Control, the Committee may make such a provision only if the Committee determines that doing so is necessary to substitute, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction or event in accordance with the last sentence of this subsection (a). However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. Without limitation, subject to Participants’ rights under Section 14(c), in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c) Change of Control.

(i) The Committee may specify, either in an Award Agreement or at the time of a Change of Control, whether an outstanding Award shall become vested and/or payable, in whole or in part, as a result of a Change of Control.

(ii) If, in connection with the Change of Control, the Options and SARs issued under the Plan are not assumed, or if substitute Options and SARs are not issued, or if the assumed or substituted awards fail to contain similar terms and conditions as the Award prior to the Change of Control or fail to preserve, to the extent applicable, the benefit to be provided to the Participant as of the date of the Change of Control, including but not limited to the right of the Participant to receive shares upon exercise of the Option or SAR that are registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission, then each holder of an Option or SAR that is outstanding as of the date of the Change of Control shall have the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control (but not beyond the Option’s or SAR’s expiration date), to receive, in exchange for the surrender of the Option or SAR, an amount of cash equal to the excess of the greater of the Fair Market Value of the Shares determined on the Change of Control date or the Fair Market Value of the Shares on the date of surrender covered by the Option or SAR (to the extent vested and not yet exercised) that is so surrendered over the purchase or grant price of such Shares under the Award. If the Committee so determines prior to the Change of Control, any such Option or SAR that is not exercised or surrendered prior to the end of such 30-day period will be cancelled.

(iii) If, in connection with the Change of Control, the Shares issued to a Participant as a result of the accelerated vesting or payment of a Restricted Stock Award, Performance Share Award, Restricted Stock Unit Award or Performance Unit Award under this subsection (c) are not registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission, then each holder of such Shares shall have the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control, to receive, in exchange for the surrender of such Shares an amount of cash equal to the greater of the Fair Market Value of a Share on the Change of Control date or the Fair Market Value of such Share on the date of surrender.

The provisions of Sections 14(c)(ii) and (iii) shall govern the treatment of awards made under the 2004 Plan in the event of a Change of Control, and the 2004 Plan is deemed amended accordingly.

(d) Parachute Payment Limitation.

(iv) Scope of Limitation. This Section 14(d) shall apply to an Award only if:

(C) the independent auditors most recently selected by the Board (the “Auditors”) determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under Code Section 4999), will be greater after the application of this Section 16(d) than it was before the application of this Section 14(d); or

(D) the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Section 14(d) (regardless of the after-tax value of such Award to the Participant).

If this Section 14(d) applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

(v) Basic Rule. Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 14(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G.

(vi) Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 14(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Auditors under this Section 14(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

(vii) Overpayments and Underpayments. As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(viii) Related Corporations. For purposes of this Section 14(d), the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Code Section 280G(d)(5).

15. Miscellaneous.

(a) Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i) one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that if Shares would have otherwise been issued under an Award but for the deferral described in this paragraph, then such Shares shall be treated as if they were issued for purposes of Sections 6(a));

(ii) the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(iii) conditioning the grant or benefit of an Award on the Participant’s agreement to comply with covenants not to compete, not to solicit employees and customers and not to disclose confidential information that may be effective during or after the Participant’s employment or service, and/or provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award as a result of the breach of such covenant;

(iv) the automatic grant of a new Option (the “replenishment Option”) to a Participant who pays the exercise price of an existing Option in Shares; provided that the replenishment Option shall cover only that number of Shares that is used to pay the exercise price and shall expire at the same time as the original Option to which it relates;

(v) restrictions on resale or other disposition of Shares, including imposition of a retention period; and

(vi) compliance with federal or state securities laws and stock exchange requirements.

(b) Employment or Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Corporation and any Affiliate of the Company, or between the Company’s Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a Non-Employee Director, a non-employee director of any Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate of the Company will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f) Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. The parties agree that the exclusive venue for any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award Agreement, shall be a court sitting in the County of Los Angeles, or the Federal District Court for the Central District of California sitting in the County of Los Angeles, in the State of California, and further agree that any such action may be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to assert a jury trial.

(g) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i) Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award Agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.

☐	■

BIOLARGO, INC.

Proxy for the Annual Meeting of Stockholders, September 6, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF BIOLARGO, INC.

This proxy is solicited by the Board of Directors for use at the 2007 Annual Meeting of Stockholders of BioLargo, Inc., (the “Company”), to be held at the Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612 at 10:00 A.M. on September 6, 2007.

By signing the proxy, you revoke all prior proxies, acknowledge receipt of the Notice of 2007 Annual Meeting of Stockholders and the Proxy Statement, and appoint Dennis Calvert and Dennis E. Marshall, and each of them, with full power of substitution, to vote all your shares of common stock of BioLargo, Inc. which you are entitled to vote, on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments and postponements thereof.

Whether or not a choice is specified, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS LISTED HEREON AND VOTES FOR EACH OF THE LISTED PROPOSALS. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED HEREON AND FOR PROPOSALS 2 AND 3.

(Continued and to be signed on the reverse side.)

■	14475	■

ANNUAL MEETING OF STOCKHOLDERS OF

BIOLARGO, INC.

September 6, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

■	20533000000000000000 4	090607

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS PRESENTED AT THE ANNUAL MEETING.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1.	Election of Directors:			2. Adoption of the 2007 Equity Incentive Plan.	☐	☐	☐

☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES	NOMINEES: O Dennis Calvert O Kenneth R. Code O Gary A. Cox O Dennis E. Marshall		3. Ratification of the appointment of Jeffrey S. Gilbert as our independent auditor for the fiscal year ending December 31, 2007.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)	O Joseph Provenzano		Other Business. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

This Proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR all of the Proposals and in the discretion of the proxy holders on such other matters as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated August 7, 2007.

Please date, sign, and return this Proxy even if you intend to be present at the Annual Meeting. This Proxy may be revoked as set forth in the accompanying Proxy Statement, and the shares may be voted by the holder at the Annual Meeting.

PLEASE MARK ABOVE, THEN DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■